UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

200 Berkeley Street, BOSTON, MA 02116

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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 Berkeley Street, BOSTON, MA 02116

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 543-9634

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Date of fiscal year end: 7/31

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Date of reporting period: 7/31/23

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared the following annual reports to shareholders for the period ended July 31, 2023:

•Fundamental All Cap Core Fund

•Multi-Asset Absolute Return Fund

Annual report
John Hancock
Fundamental All Cap Core Fund
U.S. equity
July 31, 2023

A message to shareholders
Dear shareholder,
After trading lower in the early part of the 12 months ended July 31, 2023, stocks rallied from mid-October onward to post impressive returns for the period. Although the U.S. Federal Reserve continued to raise interest rates, falling inflation gave investors confidence. Even more important, economic growth remained in positive territory even as interest rates rose. Together, these factors helped stocks overcome potential headwinds such as ongoing geopolitical instability and short-lived turmoil in the U.S. and European banking sectors in March.
A large portion of the gain for the major indexes came from a narrow group of U.S. mega-cap, technology-related companies, including those expected to benefit from the adoption of artificial intelligence. On the other hand, the value style, defensive sectors, and smaller companies posted gains but underperformed the broad-based indexes.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental All Cap Core Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
13	Financial statements
16	Financial highlights
22	Notes to financial statements
30	Report of independent registered public accounting firm
31	Tax information
32	Evaluation of advisory and subadvisory agreements by the Board of Trustees
38	Statement regarding liquidity risk management
40	Trustees and Officers
44	More information
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/2023 (%)

The Russell 3000 Index tracks the performance of 3,000 publicly traded large-, mid-, and small-cap companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks advanced despite volatility
Easing inflation and the economy’s resilience helped lift stocks.
Positioning in information technology helped
Security selection, a timely addition to the information technology sector, and stock picks in consumer discretionary helped the fund outperform the Russell 3000 Index.
Security selection in communication services notably detracted
Stock picks in the communication services, energy, and real estate sectors hindered the fund’s relative result.
SECTOR COMPOSITION AS OF 7/31/2023 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	3

Management’s discussion of fund performance
How did the U.S. stock market fare during the 12 months ended July 31, 2023?
Rising interest rates, elevated inflation, recession fears, and geopolitical tensions pressured U.S. stocks during the summer and fall of 2022. However, stocks began to rally in late 2022, as inflationary pressures eased, and the central bank began reducing the size of its interest rate hikes. In March, the market fell when two U.S. regional banks collapsed; however, regulators moved quickly to contain the crisis, and stocks soon recovered. A federal government debt deal, economic resilience, and better-than-expected corporate earnings further bolstered returns.
What helped the fund outperform its benchmark?
Security selection and a timely addition last fall to the information technology sector had the biggest impact. Stock picks in the consumer discretionary sector also stood out. Top individual contributors included homebuilder Lennar Corp., which rallied as strong execution by management drove much better-than-expected results in a tough financing environment. In information technology, shares of semiconductor company NVIDIA Corp. soared amid growing demand for microchips used in artificial intelligence. Cloud-based software stock Workday, Inc. gained from better-than-anticipated financial results, a favorable order backlog and positive financial guidance. Each of these positions was an overweight, and the Lennar Corp. and NVIDIA Corp. were among the fund’s largest holdings.
TOP 10 HOLDINGS AS OF 7/31/2023 (% of net assets)
Amazon.com, Inc.	7.4
Alphabet, Inc., Class A	5.8
Apple, Inc.	4.5
Lennar Corp., A Shares	4.1
Salesforce, Inc.	4.0
NVIDIA Corp.	3.8
KKR & Company, Inc.	3.8
First Hawaiian, Inc.	3.6
The Goldman Sachs Group, Inc.	3.5
Analog Devices, Inc.	3.5
TOTAL	44.0
Cash and cash equivalents are not included.
4	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

What factors hindered relative performance?
Security selection in the communication services, real estate, and energy sectors hampered the fund’s results. The biggest individual detractor was Facebook parent company Meta Platforms, Inc. Its stock slid for much of 2022 as the company invested heavily in its metaverse business while facing pressure in its core advertising business and competitive and regulatory challenges. We eliminated Meta Platforms, Inc. from the portfolio last October, missing out when more expense discipline and better-than-expected results in its advertising business later drove the stock sharply higher. Elsewhere, an overweight in First Hawaiian, Inc., parent of First Hawaiian Bank, was pressured by the regional banking crisis. An out-of-benchmark holding in The Hain Celestial Group, Inc. sank as investors grew impatient with the natural foods company’s slower-than-expected turnaround.
How was the fund positioned at period end?
The fund remained focused on financially sound companies with competitive advantages, the ability to generate substantial cash flow over sustained periods, and attractive stock prices relative to our estimate of intrinsic value. Late in the period, we began selectively harvesting gains from information technology and other growth stocks and adding to advantageously priced value-oriented investments.
MANAGED BY

Emory W. Sanders, Jr., CFA
Jonathan T. White, CFA
The views expressed in this report are exclusively those of Emory W. Sanders, Jr., CFA, and Jonathan T. White, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	8.30	10.93	12.02	67.96	211.12
Class C1	12.19	11.29	11.89	70.73	207.47
Class I2	14.33	12.40	12.95	79.39	237.90
Class R2[1,2]	13.89	11.96	12.58	75.92	227.09
Class R4[1,2]	14.28	12.34	12.82	78.92	234.08
Class R6[1,2]	14.44	12.52	12.98	80.37	238.87
Index†	12.65	11.45	12.14	71.93	214.35
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until November 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	1.23	1.93	0.93	1.33	1.18	0.82
Net (%)	1.12	1.82	0.83	1.22	0.97	0.72
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the Russell 3000 Index.
See the following page for footnotes.
6	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental All Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Russell 3000 Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	7-31-13	30,747	30,747	31,435
Class I2	7-31-13	33,790	33,790	31,435
Class R2[1,2]	7-31-13	32,709	32,709	31,435
Class R4[1,2]	7-31-13	33,408	33,408	31,435
Class R6[1,2]	7-31-13	33,887	33,887	31,435
The Russell 3000 Index tracks the performance of 3,000 publicly traded large-, mid-, and small-cap companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class C shares were first offered on 6-27-14; Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectus.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2023, with the same investment held until July 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on February 1, 2023, with the same investment held until July 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2023	Ending value on 7-31-2023	Expenses paid during period ended 7-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,121.50	$5.94	1.13%
	Hypothetical example	1,000.00	1,019.20	5.66	1.13%
Class C	Actual expenses/actual returns	1,000.00	1,117.50	9.61	1.83%
	Hypothetical example	1,000.00	1,015.70	9.15	1.83%
Class I	Actual expenses/actual returns	1,000.00	1,122.80	4.37	0.83%
	Hypothetical example	1,000.00	1,020.70	4.16	0.83%
Class R2	Actual expenses/actual returns	1,000.00	1,120.60	6.36	1.21%
	Hypothetical example	1,000.00	1,018.80	6.06	1.21%
Class R4	Actual expenses/actual returns	1,000.00	1,122.60	4.68	0.89%
	Hypothetical example	1,000.00	1,020.40	4.46	0.89%
Class R6	Actual expenses/actual returns	1,000.00	1,123.60	3.79	0.72%
	Hypothetical example	1,000.00	1,021.20	3.61	0.72%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	9

Fund’s investments
AS OF 7-31-23
	Shares	Value
Common stocks 98.5%		$314,134,179
(Cost $250,271,179)
Communication services 10.9%		34,743,240
Entertainment 4.1%
Atlanta Braves Holdings, Inc., Series C (A)	3,560	144,963
Liberty Media Corp.-Liberty Formula One, Series C (A)	122,951	8,926,243
Warner Brothers Discovery, Inc. (A)	317,155	4,145,216
Interactive media and services 6.8%
Alphabet, Inc., Class A (A)	138,457	18,376,013
CarGurus, Inc. (A)	139,047	3,150,805
Consumer discretionary 21.2%		67,492,751
Broadline retail 7.4%
Amazon.com, Inc. (A)	176,051	23,534,498
Household durables 5.2%
Lennar Corp., A Shares	103,970	13,186,515
NVR, Inc. (A)	540	3,405,478
Leisure products 2.5%
Polaris, Inc.	58,338	7,924,634
Specialty retail 4.1%
Dufry AG (A)	102,058	5,273,179
Group 1 Automotive, Inc.	30,097	7,780,977
Textiles, apparel and luxury goods 2.0%
Canada Goose Holdings, Inc. (A)	246,069	4,488,299
Salvatore Ferragamo SpA	116,617	1,899,171
Consumer staples 4.9%		15,495,060
Beverages 1.8%
Anheuser-Busch InBev SA/NV, ADR	102,881	5,895,081
Consumer staples distribution and retail 1.2%
Walmart, Inc.	24,061	3,846,391
Food products 0.8%
The Hain Celestial Group, Inc. (A)	188,501	2,388,308
Personal care products 1.1%
BellRing Brands, Inc. (A)	93,610	3,365,280
Energy 4.5%		14,278,279
Oil, gas and consumable fuels 4.5%
Cheniere Energy, Inc.	58,970	9,544,884
Suncor Energy, Inc.	151,275	4,733,395
10	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 16.1%		$51,353,767
Banks 3.6%
First Hawaiian, Inc.	555,992	11,503,474
Capital markets 12.5%
KKR & Company, Inc.	202,718	12,037,395
Morgan Stanley	116,291	10,647,604
S&P Global, Inc.	14,982	5,910,549
The Goldman Sachs Group, Inc.	31,626	11,254,745
Health care 5.3%		17,019,496
Biotechnology 1.5%
Alnylam Pharmaceuticals, Inc. (A)	9,081	1,774,427
Moderna, Inc. (A)	27,140	3,193,292
Health care equipment and supplies 0.7%
Hologic, Inc. (A)	28,008	2,224,395
Health care providers and services 1.8%
Elevance Health, Inc.	12,154	5,732,191
Life sciences tools and services 0.8%
Thermo Fisher Scientific, Inc.	4,420	2,425,077
Pharmaceuticals 0.5%
Elanco Animal Health, Inc. (A)	138,369	1,670,114
Industrials 4.8%		15,363,167
Electrical equipment 1.3%
Regal Rexnord Corp.	17,391	2,716,126
Sensata Technologies Holding PLC	34,137	1,442,288
Machinery 1.6%
Parker-Hannifin Corp.	12,292	5,039,843
Trading companies and distributors 1.9%
United Rentals, Inc.	13,267	6,164,910
Information technology 25.7%		81,870,014
Electronic equipment, instruments and components 0.8%
CDW Corp.	14,113	2,640,119
Semiconductors and semiconductor equipment 7.3%
Analog Devices, Inc.	56,237	11,220,969
NVIDIA Corp.	26,004	12,151,409
Software 13.1%
Autodesk, Inc. (A)	19,772	4,191,466
Microsoft Corp.	10,487	3,522,793
Oracle Corp.	49,784	5,836,178
Roper Technologies, Inc.	10,342	5,099,123
Salesforce, Inc. (A)	56,722	12,763,017
Workday, Inc., Class A (A)	42,822	10,154,381
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	11

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals 4.5%
Apple, Inc.	72,744	$14,290,559
Materials 1.2%		3,893,504
Chemicals 1.2%
Axalta Coating Systems, Ltd. (A)	121,672	3,893,504
Real estate 3.9%		12,624,901
Real estate management and development 0.2%
Five Point Holdings LLC, Class A (A)	255,587	881,775
Specialized REITs 3.7%
American Tower Corp.	5,089	968,488
Crown Castle, Inc.	99,498	10,774,638

	Yield (%)	Shares	Value
Short-term investments 1.5%			$4,811,553
(Cost $4,811,410)
Short-term funds 1.5%			4,811,553
John Hancock Collateral Trust (B)	5.2927(C)	481,396	4,811,553

Total investments (Cost $255,082,589) 100.0%	$318,945,732
Other assets and liabilities, net (0.0%)	(71,420)
Total net assets 100.0%	$318,874,312

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(C)	The rate shown is the annualized seven-day yield as of 7-31-23.
At 7-31-23, the aggregate cost of investments for federal income tax purposes was $257,661,058. Net unrealized appreciation aggregated to $61,284,674, of which $69,185,976 related to gross unrealized appreciation and $7,901,302 related to gross unrealized depreciation.
12	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-23

Assets
Unaffiliated investments, at value (Cost $250,271,179)	$314,134,179
Affiliated investments, at value (Cost $4,811,410)	4,811,553
Total investments, at value (Cost $255,082,589)	318,945,732
Dividends receivable	114,392
Receivable for fund shares sold	894,732
Receivable from affiliates	25,106
Other assets	65,274
Total assets	320,045,236
Liabilities
Payable for investments purchased	629,383
Payable for fund shares repurchased	373,375
Payable to affiliates
Accounting and legal services fees	21,402
Transfer agent fees	24,710
Distribution and service fees	32
Trustees’ fees	376
Other liabilities and accrued expenses	121,646
Total liabilities	1,170,924
Net assets	$318,874,312
Net assets consist of
Paid-in capital	$271,310,021
Total distributable earnings (loss)	47,564,291
Net assets	$318,874,312

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($111,549,305 ÷ 3,925,315 shares)[1]	$28.42
Class C ($11,815,910 ÷ 445,274 shares)[1]	$26.54
Class I ($123,290,593 ÷ 4,213,629 shares)	$29.26
Class R2 ($144,883 ÷ 5,080 shares)	$28.52
Class R4 ($93,255 ÷ 3,204 shares)	$29.11
Class R6 ($71,980,366 ÷ 2,444,144 shares)	$29.45
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$29.92

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	13

STATEMENT OF OPERATIONS For the year ended 7-31-23

Investment income
Dividends	$2,795,148
Dividends from affiliated investments	252,657
Less foreign taxes withheld	(46,320)
Total investment income	3,001,485
Expenses
Investment management fees	1,798,819
Distribution and service fees	383,990
Accounting and legal services fees	56,774
Transfer agent fees	244,774
Trustees’ fees	6,362
Custodian fees	56,011
State registration fees	128,398
Printing and postage	31,251
Professional fees	101,857
Other	22,156
Total expenses	2,830,392
Less expense reductions	(309,393)
Net expenses	2,520,999
Net investment income	480,486
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(16,027,017)
Affiliated investments	4,927
(16,022,090)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	49,847,355
Affiliated investments	143
49,847,498
Net realized and unrealized gain	33,825,408
Increase in net assets from operations	$34,305,894
14	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-23	Year ended 7-31-22
Increase (decrease) in net assets
From operations
Net investment income (loss)	$480,486	$(86,189)
Net realized gain (loss)	(16,022,090)	15,174,847
Change in net unrealized appreciation (depreciation)	49,847,498	(47,210,741)
Increase (decrease) in net assets resulting from operations	34,305,894	(32,122,083)
Distributions to shareholders
From earnings
Class A	(4,240,407)	(3,040,461)
Class C	(479,220)	(345,989)
Class I	(3,616,165)	(2,478,858)
Class R2	(5,547)	(4,751)
Class R4	(3,639)	(3,183)
Class R6	(2,682,185)	(1,440,091)
Total distributions	(11,027,163)	(7,313,333)
From fund share transactions	14,058,030	177,119,763
Total increase	37,336,761	137,684,347
Net assets
Beginning of year	281,537,551	143,853,204
End of year	$318,874,312	$281,537,551
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	15

Financial highlights
CLASS A SHARES Period ended	7-31-23	7-31-22	7-31-21	7-31-20	7-31-19
Per share operating performance
Net asset value, beginning of period	$26.23	$29.93	$21.48	$18.51	$19.84
Net investment loss[1]	—[2]	(0.06)	(0.10)	(0.02)	—[2]
Net realized and unrealized gain (loss) on investments	3.36	(2.58)	9.29	2.99	0.12
Total from investment operations	3.36	(2.64)	9.19	2.97	0.12
Less distributions
From net investment income	—	—	—	—[2]	—
From net realized gain	(1.17)	(1.06)	(0.74)	—	(1.45)
Total distributions	(1.17)	(1.06)	(0.74)	—[2]	(1.45)
Net asset value, end of period	$28.42	$26.23	$29.93	$21.48	$18.51
Total return (%)[3,4]	14.00	(9.29)	43.58	16.05	2.60
Ratios and supplemental data
Net assets, end of period (in millions)	$112	$91	$74	$53	$49
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.23	1.31	1.40	1.36
Expenses including reductions	1.13	1.12	1.24	1.27	1.28
Net investment income (loss)	—[5]	(0.21)	(0.39)	(0.11)	0.01
Portfolio turnover (%)	36	25	18	22	21

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Less than 0.005%.
16	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	7-31-23	7-31-22	7-31-21	7-31-20	7-31-19
Per share operating performance
Net asset value, beginning of period	$24.75	$28.48	$20.62	$17.89	$19.36
Net investment loss[1]	(0.17)	(0.24)	(0.27)	(0.15)	(0.12)
Net realized and unrealized gain (loss) on investments	3.13	(2.43)	8.87	2.88	0.10
Total from investment operations	2.96	(2.67)	8.60	2.73	(0.02)
Less distributions
From net realized gain	(1.17)	(1.06)	(0.74)	—	(1.45)
Net asset value, end of period	$26.54	$24.75	$28.48	$20.62	$17.89
Total return (%)[2,3]	13.19	(9.88)	42.51	15.26	1.90
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$10	$8	$6	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.94	1.93	2.01	2.10	2.06
Expenses including reductions	1.83	1.82	1.94	1.97	1.98
Net investment loss	(0.71)	(0.91)	(1.09)	(0.81)	(0.69)
Portfolio turnover (%)	36	25	18	22	21

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	17

CLASS I SHARES Period ended	7-31-23	7-31-22	7-31-21	7-31-20	7-31-19
Per share operating performance
Net asset value, beginning of period	$26.89	$30.56	$21.86	$18.82	$20.08
Net investment income (loss)[1]	0.08	0.03	(0.03)	0.04	0.06
Net realized and unrealized gain (loss) on investments	3.46	(2.64)	9.47	3.03	0.13
Total from investment operations	3.54	(2.61)	9.44	3.07	0.19
Less distributions
From net investment income	—	—	—	(0.03)	—
From net realized gain	(1.17)	(1.06)	(0.74)	—	(1.45)
Total distributions	(1.17)	(1.06)	(0.74)	(0.03)	(1.45)
Net asset value, end of period	$29.26	$26.89	$30.56	$21.86	$18.82
Total return (%)[2]	14.33	(9.00)	43.97	16.34	2.94
Ratios and supplemental data
Net assets, end of period (in millions)	$123	$120	$38	$18	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	0.93	1.01	1.10	1.08
Expenses including reductions	0.83	0.83	0.94	0.97	0.99
Net investment income (loss)	0.31	0.10	(0.10)	0.19	0.31
Portfolio turnover (%)	36	25	18	22	21

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
18	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	7-31-23	7-31-22	7-31-21	7-31-20	7-31-19
Per share operating performance
Net asset value, beginning of period	$26.34	$30.07	$21.61	$18.64	$19.98
Net investment loss[1]	(0.02)	(0.09)	(0.13)	(0.04)	—
Net realized and unrealized gain (loss) on investments	3.37	(2.58)	9.33	3.01	0.11
Total from investment operations	3.35	(2.67)	9.20	2.97	0.11
Less distributions
From net realized gain	(1.17)	(1.06)	(0.74)	—	(1.45)
Net asset value, end of period	$28.52	$26.34	$30.07	$21.61	$18.64
Total return (%)[2]	13.89	(9.35)	43.35	15.93	2.53
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.32	1.40	1.49	1.46
Expenses including reductions	1.21	1.21	1.34	1.36	1.38
Net investment loss	(0.09)	(0.30)	(0.49)	(0.21)	—
Portfolio turnover (%)	36	25	18	22	21

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	19

CLASS R4 SHARES Period ended	7-31-23	7-31-22	7-31-21	7-31-20	7-31-19
Per share operating performance
Net asset value, beginning of period	$26.77	$30.45	$21.79	$18.75	$20.03
Net investment income (loss)[1]	0.06	0.01	(0.03)	0.01	0.03
Net realized and unrealized gain (loss) on investments	3.45	(2.63)	9.43	3.05	0.14
Total from investment operations	3.51	(2.62)	9.40	3.06	0.17
Less distributions
From net investment income	—	—	—	(0.02)	—
From net realized gain	(1.17)	(1.06)	(0.74)	—	(1.45)
Total distributions	(1.17)	(1.06)	(0.74)	(0.02)	(1.45)
Net asset value, end of period	$29.11	$26.77	$30.45	$21.79	$18.75
Total return (%)[2]	14.28	(9.06)	43.92	16.32	2.84
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.08	1.15	1.24	1.31
Expenses including reductions	0.89	0.87	0.99	1.00	1.13
Net investment income (loss)	0.23	0.04	(0.13)	0.06	0.15
Portfolio turnover (%)	36	25	18	22	21

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
20	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	7-31-23	7-31-22	7-31-21	7-31-20	7-31-19
Per share operating performance
Net asset value, beginning of period	$27.03	$30.68	$21.92	$18.86	$20.10
Net investment income[1]	0.10	0.06	—[2]	0.06	0.07
Net realized and unrealized gain (loss) on investments	3.49	(2.65)	9.50	3.05	0.14
Total from investment operations	3.59	(2.59)	9.50	3.11	0.21
Less distributions
From net investment income	—	—	—	(0.05)	—
From net realized gain	(1.17)	(1.06)	(0.74)	—	(1.45)
Total distributions	(1.17)	(1.06)	(0.74)	(0.05)	(1.45)
Net asset value, end of period	$29.45	$27.03	$30.68	$21.92	$18.86
Total return (%)[3]	14.44	(8.90)	44.12	16.49	3.04
Ratios and supplemental data
Net assets, end of period (in millions)	$72	$61	$24	$16	$14
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	0.82	0.90	0.99	0.96
Expenses including reductions	0.72	0.72	0.84	0.85	0.88
Net investment income	0.40	0.20	0.01	0.30	0.39
Portfolio turnover (%)	36	25	18	22	21

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	21

Notes to financial statements
Note 1—Organization
John Hancock Fundamental All Cap Core Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee,
22	JOHN HANCOCK Fundamental All Cap Core Fund | ANNUAL REPORT

following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of July 31, 2023, by major security category or type:
	Total value at 7-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$34,743,240	$34,743,240	—	—
Consumer discretionary	67,492,751	60,320,401	$7,172,350	—
Consumer staples	15,495,060	15,495,060	—	—
Energy	14,278,279	14,278,279	—	—
Financials	51,353,767	51,353,767	—	—
Health care	17,019,496	17,019,496	—	—
Industrials	15,363,167	15,363,167	—	—
Information technology	81,870,014	81,870,014	—	—
Materials	3,893,504	3,893,504	—	—
Real estate	12,624,901	12,624,901	—	—
Short-term investments	4,811,553	4,811,553	—	—
Total investments in securities	$318,945,732	$311,773,382	$7,172,350	—
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income,
ANNUAL REPORT | JOHN HANCOCK Fundamental All Cap Core Fund	23

net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2023 were $4,813.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
24	JOHN HANCOCK Fundamental All Cap Core Fund | ANNUAL REPORT

For federal income tax purposes, as of July 31, 2023, the fund has a short-term capital loss carryforward of $5,896,627 and a long-term capital loss carryforward of $8,300,667 available to offset future net realized capital gains. These carryforwards do not expire.
As of July 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended July 31, 2023 and 2022 was as follows:
	July 31, 2023	July 31, 2022
Ordinary income	—	$602,000
Long-term capital gains	$11,027,163	6,711,333
Total	$11,027,163	$7,313,333
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2023, the components of distributable earnings on a tax basis consisted of $476,911 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.675% of the first $2.5 billion of the fund’s aggregate average daily net assets together with the net assets of Fundamental All Cap Core Trust, a series of John Hancock Variable Insurance Trust (combined aggregate average daily net assets); and
ANNUAL REPORT | JOHN HANCOCK Fundamental All Cap Core Fund	25

b) 0.650% of the combined aggregate average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.71% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on November 30, 2023, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended July 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$109,905
Class C	11,750
Class I	116,617
Class R2	145
Class	Expense reduction
Class R4	$95
Class R6	70,800
Total	$309,312

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2023, were equivalent to a net annual effective rate of 0.56% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended July 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
26	JOHN HANCOCK Fundamental All Cap Core Fund | ANNUAL REPORT

Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2023, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $81 for Class R4 shares for the year ended July 31, 2023.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $151,933 for the year ended July 31, 2023. Of this amount, $25,083 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $126,850 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2023, CDSCs received by the Distributor amounted to $13,719 and $2,150 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended July 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$282,511	$109,873
Class C	100,641	11,747
Class I	—	118,215
Class R2	615	10
Class R4	223	7
Class R6	—	4,922
Total	$383,990	$244,774
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK Fundamental All Cap Core Fund	27

Note 5—Fund share transactions
Transactions in fund shares for the years ended July 31, 2023 and 2022 were as follows:
	Year Ended 7-31-23		Year Ended 7-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,315,971	$33,452,680	1,552,833	$44,868,746
Distributions reinvested	189,351	4,239,568	100,486	3,039,709
Repurchased	(1,056,848)	(26,356,825)	(655,904)	(18,404,415)
Net increase	448,474	$11,335,423	997,415	$29,504,040
Class C shares
Sold	153,627	$3,617,670	183,897	$5,103,585
Distributions reinvested	22,820	479,220	12,072	345,989
Repurchased	(124,677)	(2,922,791)	(65,824)	(1,705,310)
Net increase	51,770	$1,174,099	130,145	$3,744,264
Class I shares
Sold	3,396,943	$87,900,603	5,130,075	$153,123,650
Distributions reinvested	157,054	3,615,390	80,059	2,477,841
Repurchased	(3,788,873)	(94,974,774)	(2,011,270)	(55,829,314)
Net increase (decrease)	(234,876)	$(3,458,781)	3,198,864	$99,772,177
Class R2 shares
Sold	231	$5,604	1,674	$52,476
Distributions reinvested	191	4,303	120	3,660
Repurchased	(48)	(1,200)	(1,546)	(49,479)
Net increase	374	$8,707	248	$6,657
Class R4 shares
Sold	114	$2,910	414	$13,101
Distributions reinvested	29	659	16	478
Repurchased	(21)	(572)	(3)	(78)
Net increase	122	$2,997	427	$13,501
Class R6 shares
Sold	894,840	$23,215,674	1,939,804	$57,491,361
Distributions reinvested	115,861	2,682,185	46,320	1,440,091
Repurchased	(814,879)	(20,902,274)	(511,719)	(14,852,328)
Net increase	195,822	$4,995,585	1,474,405	$44,079,124
Total net increase	461,686	$14,058,030	5,801,504	$177,119,763
Affiliates of the fund owned 80% and 14% of shares of Class R4 and Class R6, respectively, on July 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
28	JOHN HANCOCK Fundamental All Cap Core Fund | ANNUAL REPORT

Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $98,828,849 and $95,530,788, respectively, for the year ended July 31, 2023.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	481,396	—	$107,335,225	$(102,528,742)	$4,927	$143	$252,657	—	$4,811,553
ANNUAL REPORT | JOHN HANCOCK Fundamental All Cap Core Fund	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental All Cap Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Fundamental All Cap Core Fund (the "Fund") as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 7, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
30	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $11,027,163 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	31

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Fundamental All Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the meeting held on May 30 – June 1, 2023. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting ﬁrm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to afﬁliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and proﬁtability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the afﬁliation of the Subadvisor with the Advisor, noting any potential conﬂicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s afﬁliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
32	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Ofﬁcer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the signiﬁcant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualiﬁcations and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the ﬁnancial condition of the Advisor and whether it has the ﬁnancial wherewithal to provide a high level and quality of services to the fund;
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	33

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the beneﬁt to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the three- and ten-year periods and underperformed for the one- and five-year periods ended December 31, 2022. The Board also noted that the fund outperformed its peer group median for the three- and ten-year periods and underperformed for the one- and five-year periods ended December 31, 2022. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the three- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.
The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory afﬁliates to other
34	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the proﬁts to be realized by the Advisor and its afﬁliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed ﬁnancial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net proﬁtability to the Advisor and its afﬁliates with respect to the fund;
(c)	received and reviewed proﬁtability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the proﬁtability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are afﬁliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax beneﬁts, which are not available to participants in qualiﬁed retirement plans under applicable income tax law, are reﬂected in the proﬁtability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that afﬁliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an afﬁliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect beneﬁts from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of proﬁts in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of proﬁtability, if any, of the Advisor and its afﬁliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	35

otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reﬂected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to beneﬁt from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services.
With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
36	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the proﬁtability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conﬂicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect beneﬁts that the Subadvisor and its afﬁliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational beneﬁts.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance.
As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reﬂected as breakpoints in the advisory fees for the fund in order to permit shareholders to beneﬁt from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	37

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Fundamental All Cap Core Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
38	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	39

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[2] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
40	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	41

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth & Asset Management, U.S. and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
42	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	43

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Emory W. (Sandy) Sanders, Jr., CFA
Jonathan T. White, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
44	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Fundamental All Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3049091	376A 7/23
9/23

Annual report
John Hancock
Multi-Asset Absolute Return Fund
Alternative
July 31, 2023

A message to shareholders
Dear shareholder,
After trading lower in the early part of the 12 months ended July 31, 2023, stocks rallied from mid-October onward to post impressive returns for the period. Although central banks continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely slow its pace in 2023. Even more important, global economic growth remained in positive territory even as interest rates rose. Together, these factors helped stocks overcome potential headwinds such as ongoing geopolitical instability and short-lived turmoil in the U.S. and European banking sectors in March.
A large portion of the gain for the major indexes came from a narrow group of U.S. mega-cap, technology-related companies, including those expected to benefit from the adoption of artificial intelligence. European stocks also performed very well, as the anticipated slowdown in growth in the region failed to materialize. On the other hand, the value style, defensive sectors, smaller companies, and the emerging markets posted gains but underperformed the broad-based indexes.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Multi-Asset Absolute Return Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
21	Financial statements
25	Financial highlights
31	Notes to financial statements
43	Report of independent registered public accounting firm
44	Tax information
45	Evaluation of advisory and subadvisory agreements by the Board of Trustees
52	Statement regarding liquidity risk management
54	Trustees and Officers
58	More information
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term total return.
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/2023 (%)

The Blended Index is 30% MSCI All Country World Index and 70% Bloomberg Global Aggregate Bond USD Hedged Index.
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
The Bloomberg Global Aggregate Bond USD Hedged Index tracks the performance of global investment-grade debt in fixed-rate treasury, government-related, corporate, and securitized bond markets. Currency exposure is hedged to the U.S. dollar (USD).
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equity markets rallied
Despite aggressive interest-rate increases from the world’s central banks to curb heightened inflation, global stock markets posted strong gains as economic growth in many regions surpassed expectations.
Rising yields put downward pressure on global bond markets
The central bank rate hikes pushed global bond yields higher, which led to declining prices in most fixed-income markets around the world.
The fund posted a positive return
The fund’s risk-managed strategy produced a positive return while limiting overall volatility.
PORTFOLIO COMPOSITION AS OF 7/31/2023 (% of net assets)

PORTFOLIO ALLOCATION AS OF 7/31/2023 (% of net assets)

Common stocks	87.8
Health care	18.4
Information technology	15.8
Consumer staples	13.8
Financials	11.5
Communication services	10.3
Consumer discretionary	8.6
Industrials	7.1
Utilities	1.9
Real estate	0.2
Materials	0.2
U.S. Government	4.0
Corporate bonds	3.3
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	3

Foreign government obligations	0.1
Other assets and liabilities, net	4.8
TOTAL	100.0
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

Management’s discussion of fund performance
How did global financial markets perform during the 12 months ended July 31, 2023?
The global equity and fixed-income markets posted divergent returns for the reporting period. Global inflation peaked in the summer of 2022 and gradually declined over the period, though it remained at elevated levels. Many of the world’s central banks continued to raise short-term interest rates to combat the inflationary pressures. By the end of the reporting period, however, some central banks (including the U.S. Federal Reserve) had slowed the pace of their rate hikes, signaling a potential shift toward stable policy. The central bank actions were expected to put a damper on global economic growth, but economic activity improved in many regions of the world, most notably during the latter half of the period.
Global stocks posted gains as they benefited from the improving economic environment. Information technology and other growth-oriented sectors led the advance in global equity markets. In contrast, global bond markets generally declined for the reporting period as bond yields rose broadly, reflecting many central banks’ interest rate increases.
How did the fund perform?
The fund posted a positive return for the reporting period, reflecting its mix of risk assets and defensive strategies, but underperformed its benchmark, the ICE BofA
COUNTRY COMPOSITION AS OF 7/31/2023 (% of net assets)
United States	71.1
Denmark	5.8
United Kingdom	3.2
Germany	2.9
France	2.8
Switzerland	2.1
Ireland	2.0
China	1.9
Japan	1.6
Taiwan	1.3
Other countries	5.3
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	5

0-3 Month U.S. Treasury Bill Index. The fund’s fixed-income exposure was a chief detractor. The fund’s foreign currency exposure also weighed on performance.
On the plus side, the fund’s equity component contributed positively to performance as global equity markets advanced. Holdings in developed markets contributed the most as these markets fared best during the period, but the fund’s exposure to lower-risk equities was beneficial for performance. The fund’s credit-related holdings also aided performance early in the period.
What changes did you make to the portfolio over the past year?
In the fixed-income segment, we eliminated the fund’s tactical credit allocation in late 2022 as credit conditions grew more challenging and expected returns in equities improved. We also gradually increased the interest-rate sensitivity of the fund’s fixed-income component. The fund remains positioned with a balanced combination of risk assets and defensive strategies.
MANAGED BY

Asbjørn Trolle Hansen, Ph.D.
Claus Vorm, Ph.D.
Kurt Kongsted
The views expressed in this report are exclusively those of the portfolio management team at Nordea Asset Management North America, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-3.70	2.19	1.64	11.47	17.69
Class C	-0.36	2.53	1.46	13.29	15.63
Class I1	1.73	3.56	2.49	19.09	27.86
Class R2[1]	1.34	3.20	2.05	17.04	22.47
Class R6[1]	1.74	3.65	2.59	19.65	29.12
Class NAV[1]	1.74	3.68	2.61	19.79	29.33
Index 1†	4.07	1.59	1.00	8.21	10.45
Index 2†	2.49	3.36	4.21	17.99	51.04
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.57	2.27	1.27	1.66	1.16	1.15
Net (%)	1.56	2.26	1.26	1.65	1.15	1.14
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index 1 is the ICE Bank of America 0-3 Month U.S. Treasury Bill Index; Index 2 is 30% MSCI All Country World Index and 70% Bloomberg Global Aggregate Bond USD Hedged Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Multi-Asset Absolute Return Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in an index and a blended index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C2	7-31-13	11,563	11,563	11,045	15,104
Class I1	7-31-13	12,786	12,786	11,045	15,104
Class R2[1]	7-31-13	12,247	12,247	11,045	15,104
Class R6[1]	7-31-13	12,912	12,912	11,045	15,104
Class NAV[1]	7-31-13	12,933	12,933	11,045	15,104
The Intercontinental Exchange (ICE) Bank of America (BofA) 0-3 Month U.S. Treasury Bill Index tracks the performance of Treasury bills maturing in zero to three months.
The Blended Index is 30% MSCI All Country World Index and 70% Bloomberg Global Aggregate Bond USD Hedged Index.
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
The Bloomberg Global Aggregate Bond USD Hedged Index tracks the performance of global investment-grade debt in fixed-rate treasury, government-related, corporate, and securitized bond markets. Currency exposure is hedged to the U.S. dollar (USD).
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2023, with the same investment held until July 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on February 1, 2023, with the same investment held until July 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2023	Ending value on 7-31-2023	Expenses paid during period ended 7-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,016.70	$7.95	1.59%
	Hypothetical example	1,000.00	1,016.90	7.95	1.59%
Class C	Actual expenses/actual returns	1,000.00	1,012.90	11.38	2.28%
	Hypothetical example	1,000.00	1,013.50	11.38	2.28%
Class I	Actual expenses/actual returns	1,000.00	1,018.50	6.46	1.29%
	Hypothetical example	1,000.00	1,018.40	6.46	1.29%
Class R2	Actual expenses/actual returns	1,000.00	1,015.70	8.00	1.60%
	Hypothetical example	1,000.00	1,016.90	8.00	1.60%
Class R6	Actual expenses/actual returns	1,000.00	1,018.40	5.91	1.18%
	Hypothetical example	1,000.00	1,018.90	5.91	1.18%
Class NAV	Actual expenses/actual returns	1,000.00	1,018.40	5.86	1.17%
	Hypothetical example	1,000.00	1,019.00	5.86	1.17%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
10	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

Fund’s investments
AS OF 7-31-23
	Shares	Value
Common stocks 87.8%		$423,277,126
(Cost $324,791,213)
Brazil 0.3%		1,552,013
Cia de Saneamento Basico do Estado de Sao Paulo	9,500	116,722
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	19,880	242,735
CPFL Energia SA	36,700	277,690
Hypera SA	59,200	541,579
M Dias Branco SA	42,300	373,287
Canada 0.8%		3,709,302
Royal Bank of Canada	14,200	1,407,778
The Toronto-Dominion Bank	34,900	2,301,524
China 1.9%		9,355,487
Alibaba Group Holding, Ltd., ADR (A)	12,489	1,275,876
Baidu, Inc., ADR (A)	3,445	537,386
Chengdu Xingrong Environment Company, Ltd., Class A	481,094	380,522
China Construction Bank Corp., H Shares	1,170,000	681,945
China Longyuan Power Group Corp., Ltd., H Shares	948,000	917,813
China Railway Group, Ltd., H Shares	97,000	63,774
China Resources Sanjiu Medical & Pharmaceutical Company, Ltd., Class A	26,679	187,187
Chinasoft International, Ltd. (A)	822,000	514,895
Henan Shuanghui Investment & Development Company, Ltd., Class A	75,798	267,980
Industrial & Commercial Bank of China, Ltd., H Shares	1,391,000	679,264
Meituan, Class B (A)(B)	850	16,227
Ming Yang Smart Energy Group, Ltd., Class A	307,125	776,208
NetEase, Inc., ADR	2,047	222,591
PICC Property & Casualty Company, Ltd., H Shares	258,000	302,614
Ping An Insurance Group Company of China, Ltd., H Shares	140,000	1,020,144
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	46,800	60,440
Sinopharm Group Company, Ltd., H Shares	184,400	580,711
Tencent Holdings, Ltd.	7,800	358,497
Tianhe Chemicals Group, Ltd. (A)(B)(C)	4,848,409	0
Titan Wind Energy Suzhou Company, Ltd., Class A (A)	101,497	202,643
Zhejiang Chint Electrics Company, Ltd., Class A	77,798	308,770
Denmark 3.2%		15,433,613
Novo Nordisk A/S, B Shares	95,711	15,433,613
France 2.3%		10,914,295
Sanofi	48,322	5,155,236
Vinci SA	49,035	5,759,059
Germany 2.9%		13,786,908
Allianz SE	28,370	6,780,444
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	11

	Shares	Value
Germany (continued)
Deutsche Telekom AG	50,382	$1,098,395
DHL Group	48,054	2,471,103
Muenchener Rueckversicherungs-Gesellschaft AG	9,130	3,436,966
Hong Kong 0.2%		856,926
China Everbright Environment Group, Ltd.	322,000	128,491
China Metal Recycling Holdings, Ltd. (A)(C)	1,799,400	0
China Overseas Land & Investment, Ltd.	102,500	243,147
China Resources Land, Ltd.	104,000	485,288
India 0.3%		1,701,500
Power Grid Corp. of India, Ltd.	260,504	843,445
UPL, Ltd.	113,248	858,055
Indonesia 0.2%		1,071,859
Telkom Indonesia Persero Tbk PT	4,350,500	1,071,859
Ireland 2.0%		9,744,344
Accenture PLC, Class A	26,032	8,235,223
Medtronic PLC	17,196	1,509,121
Israel 0.6%		2,730,533
Check Point Software Technologies, Ltd. (A)	20,653	2,730,533
Japan 1.6%		7,851,276
Hoya Corp.	17,100	1,991,456
KDDI Corp.	88,700	2,610,592
Nippon Telegraph & Telephone Corp.	2,833,500	3,249,228
Mexico 0.3%		1,282,564
Arca Continental SAB de CV	39,100	392,308
Fomento Economico Mexicano SAB de CV	41,500	470,193
Grupo Financiero Banorte SAB de CV, Series O	44,300	420,063
Netherlands 0.2%		809,431
Prosus NV (A)	10,232	809,431
Philippines 0.0%		50,231
PLDT, Inc.	2,105	50,231
South Africa 0.3%		1,250,461
Naspers, Ltd., N Shares	3,492	686,132
Sanlam, Ltd.	72,198	266,220
Standard Bank Group, Ltd.	27,937	298,109
South Korea 1.2%		5,625,137
BNK Financial Group, Inc.	7,319	38,817
Cheil Worldwide, Inc.	12,938	184,130
Hyundai Glovis Company, Ltd.	3,476	475,302
12	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Hyundai Mobis Company, Ltd.	2,424	$442,904
LG Corp.	2,074	135,773
Samsung Electronics Company, Ltd.	19,741	1,080,872
Samsung Fire & Marine Insurance Company, Ltd.	6,406	1,224,486
SK Square Company, Ltd. (A)	17,459	607,850
SK Telecom Company, Ltd.	36,766	1,329,495
SK Telecom Company, Ltd., ADR	5,257	105,508
Spain 0.5%		2,658,691
Iberdrola SA	213,009	2,658,691
Sweden 0.1%		466,462
Svenska Handelsbanken AB, A Shares	53,128	466,462
Switzerland 2.1%		10,036,996
Chubb, Ltd.	12,524	2,560,031
Nestle SA	23,059	2,825,171
Roche Holding AG	13,982	4,335,140
Sonova Holding AG	1,136	316,654
Taiwan 1.3%		6,068,563
Taiwan Semiconductor Manufacturing Company, Ltd.	136,000	2,455,834
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	36,437	3,612,729
Thailand 0.1%		736,986
Advanced Info Service PCL	13,400	88,536
Bangkok Bank PCL	18,800	94,251
Thai Beverage PCL	378,400	172,143
Thai Union Group PCL	968,400	382,056
United Kingdom 3.1%		15,163,047
Diageo PLC	67,036	2,925,607
Reckitt Benckiser Group PLC	74,794	5,602,984
Rightmove PLC	95,337	698,534
St. James’s Place PLC	155,615	1,878,451
Unilever PLC	29,245	1,571,421
Unilever PLC (Euronext Amsterdam Exchange)	46,185	2,486,050
United States 62.3%		300,420,501
Adobe, Inc. (A)	24,125	13,176,351
Advanced Micro Devices, Inc. (A)	10,235	1,170,884
Akamai Technologies, Inc. (A)	49,989	4,723,961
Alphabet, Inc., Class A (A)	163,246	21,666,005
Amgen, Inc.	6,694	1,567,400
Automatic Data Processing, Inc.	41,674	10,304,313
AutoZone, Inc. (A)	1,542	3,826,812
Baxter International, Inc.	35,788	1,618,691
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	13

	Shares	Value
United States (continued)
Booking Holdings, Inc. (A)	478	$1,420,042
Bristol-Myers Squibb Company	89,672	5,576,702
Cadence Design Systems, Inc. (A)	20,400	4,773,804
Centene Corp. (A)	37,858	2,577,751
Cisco Systems, Inc.	166,753	8,677,826
Colgate-Palmolive Company	33,802	2,577,741
Comcast Corp., Class A	164,105	7,427,392
Conagra Brands, Inc.	123,456	4,050,591
CVS Health Corp.	81,620	6,096,198
eBay, Inc.	126,570	5,633,631
Edison International	3,830	275,607
Elevance Health, Inc.	14,309	6,748,554
Eversource Energy	15,127	1,094,136
Expeditors International of Washington, Inc.	30,285	3,855,281
Fiserv, Inc. (A)	49,335	6,226,570
Fortrea Holdings, Inc. (A)	7,285	232,829
Global Payments, Inc.	42,201	4,652,660
Intuit, Inc.	996	509,653
Johnson & Johnson	91,991	15,411,252
Laboratory Corp. of America Holdings	7,368	1,576,236
Marsh & McLennan Companies, Inc.	17,409	3,280,204
Mastercard, Inc., Class A	17,637	6,953,916
McDonald’s Corp.	14,694	4,308,281
Merck & Company, Inc.	18,368	1,958,947
Meta Platforms, Inc., Class A (A)	20,215	6,440,499
Microsoft Corp.	61,855	20,778,332
Mondelez International, Inc., Class A	74,087	5,492,069
Monster Beverage Corp. (A)	123,687	7,110,766
NIKE, Inc., Class B	51,422	5,676,475
Oracle Corp.	14,743	1,728,322
Paychex, Inc.	10,500	1,317,435
PepsiCo, Inc.	36,419	6,827,106
Pfizer, Inc.	78,740	2,839,364
Public Service Enterprise Group, Inc.	49,070	3,097,298
Ross Stores, Inc.	25,245	2,894,087
Starbucks Corp.	51,010	5,181,086
Stryker Corp.	8,407	2,382,628
Sysco Corp.	30,649	2,338,825
Texas Roadhouse, Inc.	44,396	4,952,374
The Cigna Group	26,041	7,684,699
The Coca-Cola Company	203,240	12,586,653
The Estee Lauder Companies, Inc., Class A	10,221	1,839,780
The Hershey Company	9,134	2,112,786
The Procter & Gamble Company	27,298	4,266,677
14	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
The TJX Companies, Inc.	45,565	$3,942,739
The Toro Company	37,855	3,847,961
UnitedHealth Group, Inc.	4,348	2,201,697
Verizon Communications, Inc.	80,062	2,728,513
Visa, Inc., Class A	43,094	10,244,737
VMware, Inc., Class A (A)	11,081	1,746,698
W.W. Grainger, Inc.	2,997	2,213,255

Waste Management, Inc.	12,195	1,997,419
Preferred securities 0.0%		$140,929
(Cost $131,741)
Brazil 0.0%		140,929
Banco Bradesco SA	40,001	140,929

	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 4.0%					$19,380,674
(Cost $19,509,270)
U.S. Government 4.0%					19,380,674
U.S. Treasury
Note (D)	0.625	05-15-30		1,668,400	1,331,266
Note (D)	0.625	08-15-30		1,432,000	1,135,419
Note (D)	0.875	11-15-30		1,505,000	1,212,407
Note	1.250	08-15-31		1,368,100	1,114,360
Note (D)	1.625	05-15-31		1,641,100	1,385,383
Note (D)	1.750	11-15-29		1,078,400	942,378
Note (D)	1.875	02-15-32		2,674,400	2,271,255
Note (D)	2.375	05-15-29		2,636,100	2,397,512
Note	2.625	02-15-29		392,000	362,263
Note (D)	2.875	05-15-32		2,613,000	2,400,285
Note (D)	3.125	11-15-28		1,377,200	1,309,201
Note	3.375	05-15-33		919,400	877,021
Note	3.500	02-15-33		600,300	578,539

Note (D)	4.125	11-15-32		2,039,800	2,063,385
Foreign government obligations 0.1%					$145,214
(Cost $144,710)
France 0.1%					145,214
Caisse Francaise de Financement Local
Bond	0.010	10-19-35	EUR	200,000	145,214
Corporate bonds 3.3%					$16,028,282
(Cost $17,297,848)
Austria 0.0%					179,395
Erste Group Bank AG	0.010	09-11-29	EUR	200,000	179,395
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	15

	Rate (%)	Maturity date		Par value^	Value
Canada 0.1%					$283,928
Federation des Caisses Desjardins	0.050	11-26-27	EUR	300,000	283,928
Denmark 2.6%					12,522,080
Nykredit Realkredit A/S	1.000	07-01-25	DKK	3,900,000	548,542
Nykredit Realkredit A/S	2.500	10-01-47	DKK	2,382,344	311,201
Nykredit Realkredit A/S	2.500	10-01-53	DKK	1,549,691	193,214
Nykredit Realkredit A/S	4.000	10-01-53	DKK	14,166,689	1,982,216
Nykredit Realkredit A/S	5.000	10-01-53	DKK	2,482,097	360,372
Nykredit Realkredit A/S	5.000	10-01-53	DKK	12,969,446	1,892,773
Realkredit Danmark A/S	1.000	04-01-24	DKK	8,700,000	1,261,007
Realkredit Danmark A/S	1.000	04-01-26	DKK	7,300,000	1,009,623
Realkredit Danmark A/S	1.500	10-01-53	DKK	44,370,305	4,963,132
France 0.4%					1,944,525
AXA Home Loan SFH SA	0.010	10-16-29	EUR	900,000	807,358
BPCE SFH SA	0.010	01-21-27	EUR	800,000	779,642
BPCE SFH SA	0.625	05-29-31	EUR	400,000	357,525
Japan 0.0%					89,847
Sumitomo Mitsui Banking Corp.	0.409	11-07-29	EUR	100,000	89,847
New Zealand 0.0%					170,485
ASB Bank, Ltd.	0.250	05-21-31	EUR	200,000	170,485
Norway 0.1%					419,434
Sparebanken Vest Boligkreditt AS	0.750	02-27-25	EUR	400,000	419,434
United Kingdom 0.1%					418,588
Santander UK PLC	0.500	01-10-25	EUR	400,000	418,588

Total investments (Cost $361,874,782) 95.2%	$458,972,225
Other assets and liabilities, net 4.8%	23,303,224
Total net assets 100.0%	$482,275,449

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
DKK	Danish Krone
EUR	Euro

Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
16	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	426	Long	Sep 2023	$48,452,153	$47,492,344	$(959,809)
2-Year U.S. Treasury Note Futures	219	Long	Oct 2023	45,170,371	44,475,820	(694,551)
5-Year U.S. Treasury Note Futures	1,389	Long	Oct 2023	151,739,040	148,471,077	(3,267,963)
Canadian 10-Year Bond Futures	53	Long	Sep 2023	4,917,871	4,831,957	(85,914)
ASX SPI 200 Index Futures	49	Short	Sep 2023	(5,836,419)	(6,069,212)	(232,793)
Euro STOXX 50 Index Futures	402	Short	Sep 2023	(19,273,989)	(19,863,529)	(589,540)
Euro-Bund Futures	169	Short	Sep 2023	(25,119,924)	(24,711,721)	408,203
FTSE 100 Index Futures	94	Short	Sep 2023	(9,154,597)	(9,270,800)	(116,203)
Long Gilt Futures	40	Short	Sep 2023	(4,776,335)	(4,935,255)	(158,920)
Mini MSCI Emerging Markets Index Futures	282	Short	Sep 2023	(14,227,869)	(14,862,810)	(634,941)
Nikkei 225 Mini Index Futures	421	Short	Sep 2023	(9,558,309)	(9,843,999)	(285,690)
S&P 500 E-Mini Index Futures	479	Short	Sep 2023	(104,863,509)	(110,517,275)	(5,653,766)
						$(12,271,887)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	1,116,000	JPY	104,390,749	BOA	8/15/2023	$14,547	—
AUD	313,000	NZD	339,749	BOA	8/15/2023	—	$(675)
AUD	299,000	SEK	2,146,886	BOA	8/15/2023	—	(3,157)
AUD	3,009,360	USD	2,046,911	BOA	8/15/2023	—	(24,499)
AUD	128,321	USD	87,336	BARC	8/15/2023	—	(1,099)
AUD	216,425	USD	146,362	BNP	8/15/2023	—	(915)
AUD	658,302	USD	437,772	GSI	8/15/2023	4,633	—
CAD	804,000	CHF	534,365	GSI	8/15/2023	—	(3,876)
CAD	319,431	EUR	215,000	BOA	8/15/2023	5,726	—
CAD	805,000	JPY	85,881,024	BNP	8/15/2023	5,540	—
CAD	495,381	NZD	592,000	BOA	8/15/2023	8,042	—
CAD	138,000	SEK	1,102,774	BNP	8/15/2023	—	(165)
CAD	13,621,367	USD	10,222,971	BOA	8/15/2023	108,726	—
CAD	493,954	USD	364,868	BNP	8/15/2023	9,792	—
CAD	4,649,640	USD	3,492,261	GSI	8/15/2023	34,453	—
CHF	849,256	USD	956,360	BOA	8/15/2023	18,987	—
CHF	255,403	USD	285,314	BARC	8/15/2023	8,009	—
CHF	779,927	USD	873,847	BNP	8/15/2023	21,878	—
CHF	907,346	USD	1,020,748	GSI	8/15/2023	21,314	—
DKK	14,992,909	USD	2,228,877	BOA	8/15/2023	—	(14,749)
DKK	14,403,246	USD	2,098,405	BNP	8/15/2023	28,643	—
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	17

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
DKK	3,287,752	USD	476,300	GSI	8/15/2023	$9,230	—
EUR	61,000	AUD	100,832	BOA	8/15/2023	—	$(646)
EUR	230,000	GBP	197,317	BARC	8/15/2023	—	(182)
EUR	1,624,000	JPY	246,714,825	BOA	8/15/2023	48,702	—
EUR	562,000	JPY	87,047,365	BARC	8/15/2023	5,092	—
EUR	21,786,188	USD	23,852,642	BOA	8/15/2023	118,190	—
EUR	495,016	USD	545,597	BARC	8/15/2023	—	(943)
EUR	9,211,294	USD	10,023,044	BNP	8/15/2023	111,927	—
EUR	1,183,097	USD	1,323,169	GSI	8/15/2023	—	(21,435)
GBP	2,000	CHF	2,225	BNP	8/15/2023	11	—
GBP	366,617	EUR	421,000	BNP	8/15/2023	7,316	—
GBP	532,434	USD	669,837	BOA	8/15/2023	13,512	—
GBP	287,435	USD	359,227	BARC	8/15/2023	9,679	—
GBP	1,299,699	USD	1,644,326	BNP	8/15/2023	23,765	—
GBP	23,654	USD	29,380	GSI	8/15/2023	979	—
HKD	677,956	USD	86,657	BARC	8/15/2023	282	—
HKD	2,838,287	USD	363,274	BNP	8/15/2023	697	—
HKD	2,507,839	USD	320,520	GSI	8/15/2023	1,076	—
JPY	58,542,634	AUD	614,000	GSI	8/15/2023	—	(190)
JPY	36,054,202	CAD	347,000	BOA	8/15/2023	—	(9,189)
JPY	267,041,387	EUR	1,754,000	BOA	8/15/2023	—	(48,534)
JPY	34,719,566	EUR	221,000	BARC	8/15/2023	1,444	—
JPY	59,782,541	EUR	382,000	BNP	8/15/2023	872	—
JPY	92,420,419	GBP	530,000	GSI	8/15/2023	—	(29,108)
JPY	53,255,191	NOK	3,819,000	BOA	8/15/2023	—	(1,812)
JPY	28,244,181	NZD	324,000	BOA	8/15/2023	—	(2,256)
JPY	10,985,224,804	USD	83,027,167	BOA	8/15/2023	—	(5,634,413)
JPY	150,667,033	USD	1,076,639	BARC	8/15/2023	—	(15,165)
JPY	512,641,612	USD	3,663,192	BNP	8/15/2023	—	(51,546)
JPY	125,444,272	USD	895,224	GSI	8/15/2023	—	(11,448)
NOK	1,966,152	GBP	144,000	BARC	8/15/2023	9,278	—
NOK	2,128,986	NZD	336,000	BNP	8/15/2023	1,474	—
NOK	5,418,047	USD	511,000	BOA	8/15/2023	23,858	—
NOK	25,207,513	USD	2,479,000	BNP	8/15/2023	9,432	—
NOK	77,775,357	USD	7,364,000	GSI	8/15/2023	313,818	—
NZD	374,000	JPY	32,813,226	BOA	8/15/2023	1,122	—
NZD	637,000	JPY	53,863,102	BNP	8/15/2023	16,176	—
NZD	937,000	USD	579,071	BOA	8/15/2023	2,914	—
SEK	17,296,842	AUD	2,463,000	BOA	8/15/2023	—	(10,882)
SEK	20,151,455	AUD	2,888,000	GSI	8/15/2023	—	(25,120)
SEK	1,364,864	CAD	173,000	BOA	8/15/2023	—	(1,466)
SEK	1,191,340	GBP	92,000	BOA	8/15/2023	—	(4,820)
18	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
SEK	4,332,354	GBP	316,000	BARC	8/15/2023	$6,294	—
SEK	5,460,094	NOK	5,443,000	BNP	8/15/2023	—	$(18,248)
SEK	3,845,633	NZD	595,000	BOA	8/15/2023	—	(3,972)
SEK	2,920,320	NZD	454,000	BNP	8/15/2023	—	(4,361)
SEK	3,455,800	NZD	517,000	GSI	8/15/2023	7,415	—
SEK	2,916,499	USD	272,398	BOA	8/15/2023	4,864	—
SEK	119,577	USD	11,186	BARC	8/15/2023	182	—
SEK	15,560,135	USD	1,514,588	BNP	8/15/2023	—	(35,337)
SEK	4,822,939	USD	445,000	GSI	8/15/2023	13,501	—
USD	2,026,218	AUD	3,024,751	BOA	8/15/2023	—	(6,537)
USD	140,921	AUD	208,926	BARC	8/15/2023	514	—
USD	30,894,622	AUD	45,684,725	BNP	8/15/2023	192,636	—
USD	77,991	AUD	116,479	GSI	8/15/2023	—	(288)
USD	35,307,679	CAD	47,534,273	BOA	8/15/2023	—	(746,684)
USD	692,853	CAD	912,947	BNP	8/15/2023	391	—
USD	2,187,346	CAD	2,931,726	GSI	8/15/2023	—	(36,344)
USD	152,792	CHF	135,846	BOA	8/15/2023	—	(3,223)
USD	93,260	CHF	80,756	BARC	8/15/2023	513	—
USD	7,009	CHF	6,254	BNP	8/15/2023	—	(174)
USD	9,721,692	CHF	8,607,242	GSI	8/15/2023	—	(163,489)
USD	32,547,407	DKK	220,975,483	BOA	8/15/2023	—	(85,891)
USD	186,153,102	EUR	169,792,387	BOA	8/15/2023	—	(665,479)
USD	1,606,460	EUR	1,449,366	BARC	8/15/2023	11,760	—
USD	4,149,972	EUR	3,780,213	BNP	8/15/2023	—	(9,308)
USD	840,349	EUR	777,036	GSI	8/15/2023	—	(14,605)
USD	18,140,237	GBP	14,422,056	BOA	8/15/2023	—	(369,662)
USD	1,123,793	GBP	892,926	BARC	8/15/2023	—	(22,228)
USD	819,230	GBP	632,813	BNP	8/15/2023	7,050	—
USD	568,443	GBP	441,260	GSI	8/15/2023	2,110	—
USD	42,119	HKD	329,457	BARC	8/15/2023	—	(130)
USD	65,863	HKD	515,100	BNP	8/15/2023	—	(191)
USD	662,498	HKD	5,179,525	GSI	8/15/2023	—	(1,705)
USD	4,003,446	JPY	555,603,148	BOA	8/15/2023	89,129	—
USD	1,042,373	JPY	146,855,478	BARC	8/15/2023	7,751	—
USD	11,129,792	JPY	1,484,453,659	BNP	8/15/2023	671,568	—
USD	79,966	JPY	10,980,827	GSI	8/15/2023	2,604	—
USD	13,556,332	NOK	144,205,451	BOA	8/15/2023	—	(679,326)
USD	181,000	NOK	1,909,628	GSI	8/15/2023	—	(7,514)
USD	15,927,468	NZD	25,122,513	BOA	8/15/2023	323,488	—
USD	1,644,184	NZD	2,638,000	BARC	8/15/2023	5,682	—
USD	36,764	SEK	390,255	BOA	8/15/2023	—	(336)
USD	9,834	SEK	104,358	BARC	8/15/2023	—	(87)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	19

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	5,582,789	SEK	57,267,667	BNP	8/15/2023	$138,539	—
USD	28,636	ZAR	551,870	BOA	8/15/2023	—	$(2,182)
ZAR	44,400	USD	2,285	BNP	8/15/2023	194	—
ZAR	507,470	USD	26,088	GSI	8/15/2023	2,250	—
						$2,509,571	$(8,795,591)

Derivatives Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	U.S. Dollar
ZAR	South African Rand

Derivatives Abbreviations
BARC	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
GSI	Goldman Sachs International
OTC	Over-the-counter
At 7-31-23, the aggregate cost of investments for federal income tax purposes was $356,988,131. Net unrealized appreciation aggregated to $83,426,187, of which $111,898,132 related to gross unrealized appreciation and $28,471,945 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
20	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-23

Assets
Unaffiliated investments, at value (Cost $361,874,782)	$458,972,225
Unrealized appreciation on forward foreign currency contracts	2,509,571
Cash	11,949,741
Foreign currency, at value (Cost $790,700)	791,826
Collateral held at broker for futures contracts	13,559,093
Dividends and interest receivable	1,279,920
Receivable for fund shares sold	573,306
Receivable for investments sold	2,609,946
Other assets	48,749
Total assets	492,294,377
Liabilities
Unrealized depreciation on forward foreign currency contracts	8,795,591
Payable for futures variation margin	61,544
Payable for investments purchased	545,863
Payable for fund shares repurchased	298,843
Payable to affiliates
Accounting and legal services fees	35,142
Transfer agent fees	25,837
Distribution and service fees	135
Trustees’ fees	759
Other liabilities and accrued expenses	255,214
Total liabilities	10,018,928
Net assets	$482,275,449
Net assets consist of
Paid-in capital	$991,193,204
Total distributable earnings (loss)	(508,917,755)
Net assets	$482,275,449

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	21

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($41,128,439 ÷ 4,219,827 shares)[1]	$9.75
Class C ($5,981,899 ÷ 637,862 shares)[1]	$9.38
Class I ($200,822,430 ÷ 20,239,059 shares)	$9.92
Class R2 ($915,991 ÷ 94,504 shares)	$9.69
Class R6 ($133,531,033 ÷ 13,382,274 shares)	$9.98
Class NAV ($99,895,657 ÷ 10,015,140 shares)	$9.97
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.26

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
22	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 7-31-23

Investment income
Dividends	$9,036,451
Interest	1,873,746
Less foreign taxes withheld	(458,345)
Total investment income	10,451,852
Expenses
Investment management fees	5,141,600
Distribution and service fees	218,613
Accounting and legal services fees	110,578
Transfer agent fees	306,706
Trustees’ fees	13,799
Custodian fees	151,695
State registration fees	108,498
Printing and postage	38,854
Professional fees	231,434
Other	104,557
Total expenses	6,426,334
Less expense reductions	(37,766)
Net expenses	6,388,568
Net investment income	4,063,284
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	12,398,021
Futures contracts	(29,931,065)
Forward foreign currency contracts	(13,278,944)
Swap contracts	(1,528,686)
(32,340,674)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	49,255,568
Futures contracts	(4,121,171)
Forward foreign currency contracts	(10,394,875)
Swap contracts	1,094,096
35,833,618
Net realized and unrealized gain	3,492,944
Increase in net assets from operations	$7,556,228
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	23

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-23	Year ended 7-31-22
Increase (decrease) in net assets
From operations
Net investment income	$4,063,284	$5,182,569
Net realized gain (loss)	(32,340,674)	43,662,827
Change in net unrealized appreciation (depreciation)	35,833,618	(61,882,943)
Increase (decrease) in net assets resulting from operations	7,556,228	(13,037,547)
Distributions to shareholders
From earnings
Class A	(1,282,614)	—
Class C	(237,194)	—
Class I	(6,362,692)	—
Class R2	(30,090)	—
Class R6	(7,576,544)	—
Class NAV	(3,272,596)	—
Total distributions	(18,761,730)	—
From fund share transactions	(87,852,566)	124,932,928
Total increase (decrease)	(99,058,068)	111,895,381
Net assets
Beginning of year	581,333,517	469,438,136
End of year	$482,275,449	$581,333,517
24	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	7-31-23	7-31-22	7-31-21	7-31-20	7-31-19
Per share operating performance
Net asset value, beginning of period	$9.93	$10.12	$9.06	$10.54	$10.12
Net investment income[1]	0.05	0.06	0.02	0.06	0.20
Net realized and unrealized gain (loss) on investments	0.07	(0.25)	1.09	0.02	0.22
Total from investment operations	0.12	(0.19)	1.11	0.08	0.42
Less distributions
From net investment income	(0.30)	—	(0.05)	(1.56)	—
Net asset value, end of period	$9.75	$9.93	$10.12	$9.06	$10.54
Total return (%)[2,3]	1.34	(1.88)	12.27	0.89	4.15
Ratios and supplemental data
Net assets, end of period (in millions)	$41	$44	$45	$41	$51
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	1.57	1.59	1.53	1.69
Expenses including reductions	1.54	1.56	1.58	1.52	1.69
Net investment income	0.49	0.65	0.24	0.65	2.02
Portfolio turnover (%)	59	59	57	217[4]	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	25

CLASS C SHARES Period ended	7-31-23	7-31-22	7-31-21	7-31-20	7-31-19
Per share operating performance
Net asset value, beginning of period	$9.57	$9.82	$8.81	$10.29	$9.95
Net investment income (loss)[1]	(0.03)	(0.01)	(0.05)	(0.01)	0.13
Net realized and unrealized gain (loss) on investments	0.07	(0.24)	1.06	0.01	0.21
Total from investment operations	0.04	(0.25)	1.01	—	0.34
Less distributions
From net investment income	(0.23)	—	—	(1.48)	—
Net asset value, end of period	$9.38	$9.57	$9.82	$8.81	$10.29
Total return (%)[2,3]	0.63	(2.54)	11.45	0.23	3.42
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$12	$20	$34	$52
Ratios (as a percentage of average net assets):
Expenses before reductions	2.25	2.27	2.29	2.23	2.39
Expenses including reductions	2.24	2.26	2.28	2.22	2.39
Net investment income (loss)	(0.29)	(0.12)	(0.52)	(0.07)	1.35
Portfolio turnover (%)	59	59	57	217[4]	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
26	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	7-31-23	7-31-22	7-31-21	7-31-20	7-31-19
Per share operating performance
Net asset value, beginning of period	$10.10	$10.27	$9.19	$10.67	$10.22
Net investment income[1]	0.08	0.10	0.05	0.09	0.22
Net realized and unrealized gain (loss) on investments	0.07	(0.27)	1.10	0.02	0.23
Total from investment operations	0.15	(0.17)	1.15	0.11	0.45
Less distributions
From net investment income	(0.33)	—	(0.07)	(1.59)	—
Net asset value, end of period	$9.92	$10.10	$10.27	$9.19	$10.67
Total return (%)[2]	1.73	(1.66)	12.64	1.22	4.40
Ratios and supplemental data
Net assets, end of period (in millions)	$201	$215	$215	$274	$535
Ratios (as a percentage of average net assets):
Expenses before reductions	1.25	1.27	1.29	1.23	1.41
Expenses including reductions	1.24	1.26	1.28	1.22	1.40
Net investment income	0.79	0.94	0.52	0.95	2.21
Portfolio turnover (%)	59	59	57	217[3]	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	27

CLASS R2 SHARES Period ended	7-31-23	7-31-22	7-31-21	7-31-20	7-31-19
Per share operating performance
Net asset value, beginning of period	$9.87	$10.07	$9.01	$10.49	$10.08
Net investment income[1]	0.05	0.06	0.02	0.06	0.20
Net realized and unrealized gain (loss) on investments	0.07	(0.26)	1.08	0.01	0.21
Total from investment operations	0.12	(0.20)	1.10	0.07	0.41
Less distributions
From net investment income	(0.30)	—	(0.04)	(1.55)	—
Net asset value, end of period	$9.69	$9.87	$10.07	$9.01	$10.49
Total return (%)[2]	1.34	(1.99)	12.31	0.82	4.07
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	1.60	1.62	1.58	1.78
Expenses including reductions	1.54	1.59	1.62	1.57	1.77
Net investment income	0.47	0.58	0.21	0.62	1.99
Portfolio turnover (%)	59	59	57	217[3]	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
28	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	7-31-23	7-31-22	7-31-21	7-31-20	7-31-19
Per share operating performance
Net asset value, beginning of period	$10.15	$10.31	$9.23	$10.71	$10.24
Net investment income[1]	0.08	0.12	0.06	0.10	0.24
Net realized and unrealized gain (loss) on investments	0.09	(0.28)	1.10	0.02	0.23
Total from investment operations	0.17	(0.16)	1.16	0.12	0.47
Less distributions
From net investment income	(0.34)	—	(0.08)	(1.60)	—
Net asset value, end of period	$9.98	$10.15	$10.31	$9.23	$10.71
Total return (%)[2]	1.74	(1.55)	12.70	1.34	4.59
Ratios and supplemental data
Net assets, end of period (in millions)	$134	$227	$130	$106	$150
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	1.16	1.19	1.12	1.29
Expenses including reductions	1.13	1.15	1.18	1.11	1.29
Net investment income	0.81	1.15	0.64	1.05	2.33
Portfolio turnover (%)	59	59	57	217[3]	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	29

CLASS NAV SHARES Period ended	7-31-23	7-31-22	7-31-21	7-31-20	7-31-19
Per share operating performance
Net asset value, beginning of period	$10.15	$10.31	$9.23	$10.71	$10.23
Net investment income[1]	0.09	0.11	0.06	0.10	0.21
Net realized and unrealized gain (loss) on investments	0.07	(0.27)	1.11	0.02	0.27
Total from investment operations	0.16	(0.16)	1.17	0.12	0.48
Less distributions
From net investment income	(0.34)	—	(0.09)	(1.60)	—
Net asset value, end of period	$9.97	$10.15	$10.31	$9.23	$10.71
Total return (%)[2]	1.74	(1.46)	12.73	1.34	4.59
Ratios and supplemental data
Net assets, end of period (in millions)	$100	$82	$59	$53	$32
Ratios (as a percentage of average net assets):
Expenses before reductions	1.13	1.15	1.17	1.11	1.28
Expenses including reductions	1.12	1.14	1.17	1.10	1.27
Net investment income	0.93	1.13	0.65	1.10	2.07
Portfolio turnover (%)	59	59	57	217[3]	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
30	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Multi-Asset Absolute Return Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
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In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of July 31, 2023, by major security category or type:
	Total value at 7-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Brazil	$1,552,013	$1,552,013	—	—
Canada	3,709,302	3,709,302	—	—
China	9,355,487	2,035,853	$7,319,634	—
Denmark	15,433,613	—	15,433,613	—
France	10,914,295	—	10,914,295	—
Germany	13,786,908	—	13,786,908	—
Hong Kong	856,926	—	856,926	—
India	1,701,500	—	1,701,500	—
Indonesia	1,071,859	—	1,071,859	—
Ireland	9,744,344	9,744,344	—	—
Israel	2,730,533	2,730,533	—	—
32	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

	Total value at 7-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Japan	$7,851,276	—	$7,851,276	—
Mexico	1,282,564	$1,282,564	—	—
Netherlands	809,431	—	809,431	—
Philippines	50,231	—	50,231	—
South Africa	1,250,461	—	1,250,461	—
South Korea	5,625,137	105,508	5,519,629	—
Spain	2,658,691	—	2,658,691	—
Sweden	466,462	—	466,462	—
Switzerland	10,036,996	2,560,031	7,476,965	—
Taiwan	6,068,563	3,612,729	2,455,834	—
Thailand	736,986	—	736,986	—
United Kingdom	15,163,047	—	15,163,047	—
United States	300,420,501	300,420,501	—	—
Preferred securities	140,929	140,929	—	—
U.S. Government and Agency obligations	19,380,674	—	19,380,674	—
Foreign government obligations	145,214	—	145,214	—
Corporate bonds	16,028,282	—	16,028,282	—
Total investments in securities	$458,972,225	$327,894,307	$131,077,918	—
Derivatives:
Assets
Futures	$408,203	$408,203	—	—
Forward foreign currency contracts	2,509,571	—	$2,509,571	—
Liabilities
Futures	(12,680,090)	(12,680,090)	—	—
Forward foreign currency contracts	(8,795,591)	—	(8,795,591)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign
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currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2023 were $5,972.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of July 31, 2023, the fund has a short-term capital loss carryforward of $580,489,776 and a long-term capital loss carryforward of $11,742,102 available to offset future net realized capital gains. These carryforwards do not expire.
As of July 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
34	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended July 31, 2023 and 2022 was as follows:
	July 31, 2023	July 31, 2022
Ordinary income	$18,761,730	—
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2023, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals, derivative transactions, net operating losses and investments in passive foreign investment companies.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a
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segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended July 31, 2023, the fund used futures contracts to manage against changes in certain securities markets and interest rates, gain exposure to certain securities markets and manage duration of the fund. The fund held futures contracts with USD notional values ranging from $412.8 million to $519 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended July 31, 2023, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $545.9 million to $838.1 million, as measured at each quarter end.
36	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Buyer
During the year ended July 31, 2023, the fund used credit default swap contracts as the buyer to manage against potential credit events. The fund held credit default swaps with total USD notional amounts ranging up to $32.7 million, as measured at each quarter end. There were no open CDS contracts where the fund acted as buyer as of July 31, 2023.
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
During the year ended July 31, 2023, the fund used credit default swap contracts as the seller to gain credit
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exposure to an issuer or index. The fund held credit default swaps with total USD notional amounts ranging up to $44.1 million, as measured at each quarter end. There were no open CDS contracts where the fund acted as seller as of July 31, 2023.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at July 31, 2023 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$408,203	$(5,167,157)
Equity	Receivable/payable for futures variation margin[1]	Futures	—	(7,512,933)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	2,509,571	(8,795,591)
			$2,917,774	$(21,475,681)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2023:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$(19,269,137)	—	—	$(19,269,137)
Currency	—	$(13,278,944)	—	(13,278,944)
Credit	—	—	$(1,528,686)	(1,528,686)
Equity	(10,661,928)	—	—	(10,661,928)
Total	$(29,931,065)	$(13,278,944)	$(1,528,686)	$(44,738,695)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2023:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$(4,775,258)	—	—	$(4,775,258)
Currency	—	$(10,394,875)	—	(10,394,875)
Credit	—	—	$1,094,096	1,094,096
Equity	654,087	—	—	654,087
Total	$(4,121,171)	$(10,394,875)	$1,094,096	$(13,421,950)
38	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.050% of the first $200 million of the fund’s average daily net assets; and (b) 1.000% of the next $300 million of the fund’s average daily net assets provided that net assets are less than or equal to $500 million. If net assets exceed $500 million, the following rates apply: (a) 0.950% of the first $2.0 billion of the fund’s average daily net assets; (b) 0.920% of the next $2.0 billion of the fund’s average daily net assets; and (c) 0.900% of the fund’s average daily net assets in excess of $4.0 billion. The Advisor has a subadvisory agreement with Nordea Investment Management North America, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended July 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$3,018
Class C	645
Class I	14,445
Class R2	70
Class	Expense reduction
Class R6	$12,876
Class NAV	6,712
Total	$37,766

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2023, were equivalent to a net annual effective rate of 0.98% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended July 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
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Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,897 for the year ended July 31, 2023. Of this amount, $649 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $3,248 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2023, CDSCs received by the Distributor amounted to $5,692 and $1,099 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended July 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$125,143	$48,604
Class C	89,479	10,378
Class I	—	232,489
Class R2	3,991	80
Class R6	—	15,155
Total	$218,613	$306,706
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
40	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$13,500,000	6	3.305%	($7,436)
Note 6—Fund share transactions
Transactions in fund shares for the years ended July 31, 2023 and 2022 were as follows:
	Year Ended 7-31-23		Year Ended 7-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	772,654	$7,493,368	1,163,249	$11,625,746
Distributions reinvested	132,149	1,243,521	—	—
Repurchased	(1,119,204)	(10,780,843)	(1,160,966)	(11,625,128)
Net increase (decrease)	(214,401)	$(2,043,954)	2,283	$618
Class C shares
Sold	70,374	$650,520	107,580	$1,028,212
Distributions reinvested	25,990	236,767	—	—
Repurchased	(759,644)	(7,093,782)	(807,512)	(7,792,112)
Net decrease	(663,280)	$(6,206,495)	(699,932)	$(6,763,900)
Class I shares
Sold	5,829,430	$57,021,651	7,133,332	$72,944,420
Distributions reinvested	646,711	6,182,558	—	—
Repurchased	(7,551,040)	(74,086,872)	(6,776,442)	(67,888,122)
Net increase (decrease)	(1,074,899)	$(10,882,663)	356,890	$5,056,298
Class R2 shares
Sold	3,188	$30,589	7,935	$79,438
Distributions reinvested	2,861	26,780	—	—
Repurchased	(23,249)	(220,992)	(28,173)	(279,289)
Net decrease	(17,200)	$(163,623)	(20,238)	$(199,851)
Class R6 shares
Sold	3,160,079	$31,166,141	13,504,285	$140,755,616
Distributions reinvested	718,413	6,896,761	—	—
Repurchased	(12,828,830)	(125,956,351)	(3,750,725)	(37,614,541)
Net increase (decrease)	(8,950,338)	$(87,893,449)	9,753,560	$103,141,075
ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	41

	Year Ended 7-31-23		Year Ended 7-31-22
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	2,881,850	$28,434,493	2,661,925	$26,944,677
Distributions reinvested	340,895	3,272,596	—	—
Repurchased	(1,254,349)	(12,369,471)	(310,469)	(3,245,989)
Net increase	1,968,396	$19,337,618	2,351,456	$23,698,688
Total net increase (decrease)	(8,951,722)	$(87,852,566)	11,744,019	$124,932,928
Affiliates of the fund owned 100% of shares of Class NAV on July 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $188,212,710 and $326,710,258, respectively, for the year ended July 31, 2023. Purchases and sales of U.S. Treasury obligations aggregated $101,454,467 and $97,225,741, respectively, for the year ended July 31, 2023.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At July 31, 2023, funds within the John Hancock group of funds complex held 20.7% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Alternative Asset Allocation Fund	20.7%
Note 9—Interfund trading
The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended July 31, 2023, the fund engaged in securities sales amounting to $46,971.
42	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Multi-Asset Absolute Return Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Multi-Asset Absolute Return Fund (the "Fund") as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 7, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	43

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
44	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Nordea Investment Management North America, Inc. (the Subadvisor) for John Hancock Multi-Asset Absolute Return Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the meeting held on May 30 – June 1, 2023. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting ﬁrm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Independent Trustees, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to afﬁliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and proﬁtability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s afﬁliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	45

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualiﬁcations and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the ﬁnancial condition of the Advisor and whether it has the ﬁnancial wherewithal to provide a high level and quality of services to the fund;
46	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the beneﬁt to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the three-, five- and ten-year periods and underperformed for the one-year period ended December 31, 2022. The Board also noted that the fund outperformed its peer group median for the one- and three-year periods and underperformed for the five- and ten-year periods ended December 31, 2022. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the three-, five- and ten-year periods and relative to its peer group median for the one- and three-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index. The Board noted that the fund’s previous subadvisor was replaced in August 2019 and, as a result, the fund’s longer term performance in part reflects that of the previous subadvisor.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.
The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	47

addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory afﬁliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
48	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the fund’s Advisor and Subadvisor.
Nature, extent, and quality of services.
With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	49

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the fund were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
50	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	51

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Multi-Asset Absolute Return Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Nordea Investment Management North America, Inc. (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
52	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	53

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[2] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
54	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	55

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth & Asset Management, U.S. and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
56	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	57

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Nordea Investment Management North America, Inc.
Portfolio Managers
Dr. Asbjørn Trolle Hansen
Kurt Kongsted
Dr. Claus Vorm
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
58	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Multi-Asset Absolute Return Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3049094	395A 7/23
9/23

ITEM 2. CODE OF ETHICS.

(a)As of the end of the fiscal year July 31, 2023 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit fees:

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended July 31, 2023 and 2022. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	July 31, 2023	July 31, 2022
Fundamental All Cap Core Fund	$48,764	$47,702
Multi-Asset Absolute Return Fund	107,529	110,490
Total	$156,293	$158,192

(b) Audit-related services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	July 31, 2023	July 31, 2022
Fundamental All Cap Core Fund	$612	$776
Multi-Asset Absolute Return Fund	612	776
Total	$1,224	$1,552

Amounts billed to control affiliates were $127,376 and $119,500 for the fiscal years ended July 31, 2023 and 2022, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended July 31, 2023 and 2022. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	July 31, 2023	July 31, 2022
Fundamental All Cap Core Fund	$6,566	$4,110
Multi-Asset Absolute Return Fund	10,047	4,220
Total	$16,613	$8,330

(d) All Other Fees

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended July 31, 2023 and 2022:

Fund	July 31, 2023	July 31, 2022
Fundamental All Cap Core Fund	$ 0	$362
Multi-Asset Absolute Return Fund	0	362
Total	$0	$724

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended July 31, 2023, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $1,272,994 for the fiscal year ended July 31, 2023 and $962,138 for the fiscal year ended July 31, 2022.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

(i)Not applicable

(j)Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson

Peter S. Burgess – retired effective December 31, 2022

William H. Cunningham

Patricia Lizarranga, effective September 20, 2022

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form

N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Kristie M. Feinberg

Kristie M. Feinberg

President

Date: September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristie M. Feinberg

Kristie M. Feinberg

President

Date: September 7, 2023

/s/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: September 7, 2023